Silver Bay Realty Trust Corp. Announces Record Date for Special Meeting of Stockholders

NEW YORK, August 12, 2014 - Silver Bay Realty Trust Corp. (NYSE: SBY) (the “Company” or “Silver Bay”) announced today that it has set a record date for a special meeting of stockholders to consider and approve the previously announced internalization of the management of the Company, whereby Silver Bay’s operating partnership (the “Operating Partnership”) will acquire PRCM Real Estate Advisers LLC, Silver Bay’s external manager (the “Manager”), in exchange for the issuance of 2,231,511 common units of the Operating Partnership, pursuant to a contribution agreement among Silver Bay, Pine River Domestic Management L.P., Provident Real Estate Advisors LLC, the Manager, and the Operating Partnership. The record date for the special meeting is August 18, 2014. The date of the special meeting will be set at a later time.

Important Additional Information
IN CONNECTION WITH THE INTERNALIZATION TRANSACTION CONTEMPLATED BY THE CONTRIBUTION AGREEMENT, THE COMPANY WILL FILE A PROXY STATEMENT AND OTHER DOCUMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION. INVESTORS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE COMPANY, THE MANAGER AND THE TRANSACTIONS CONTEMPLATED BY THE CONTRIBUTION AGREEMENT, INCLUDING ITS TERMS AND ANTICIPATED EFFECTS AND RISKS TO BE CONSIDERED BY SILVER BAY’S STOCKHOLDERS. Stockholders of Silver Bay, and other interested persons, may find additional information regarding Silver Bay at the Commission’s Internet site at www.sec.gov or by directing requests to: Silver Bay Realty Trust Corp., Attn: Investor Relations, 601 Carlson Parkway, Suite 250, Minnetonka, MN 55305, telephone (952) 358-4400.

Silver Bay Realty Trust Corp.
Silver Bay Realty Trust Corp. is a Maryland corporation focused on the acquisition, renovation, leasing and management of single-family properties for rental income and long-term capital appreciation. Silver Bay owns single-family properties in Arizona, California, Florida, Georgia, Nevada, North Carolina, Ohio and Texas. Silver Bay has elected to be taxed as a REIT for U.S. federal tax purposes. Additional information can also be found on the company’s website: www.silverbayrealtytrustcorp.com.

Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may include the timing of the transaction and involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Factors that could cause actual results to differ include failure to obtain stockholder approval of the transaction and failure to successfully manage the integration of the Manager into the Company.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Silver Bay does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Silver Bay’s most recent filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements concerning Silver Bay or matters attributable to Silver Bay or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Contact
Anh Huynh, Director of Investor Relations, Silver Bay Realty Trust Corp., ahuynh@silverbaymgmt.com, 952-358-4400.